                       SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC. 20549


                                    FORM 8-K



                             CURRENT REPORT PURSUANT
                          TO SECTION 13 OR 15(d) OF THE
                              EXCHANGE ACT OF 1934



                                  JUNE 27, 1996
                                (Date of Report)


                           BIOSAFE INTERNATIONAL, INC.
               (Exact Name of Registrant as Specified in Charter)



            NEVADA                                           95-4203626
(State or Other Jurisdiction of                            (I.R.S Employer
Incorporation or Organization)                              Identification No.)



                                     0-25998
                            (Commission File Number)


                10 FAWCETT STREET, CAMBRIDGE, MASSACHUSETTS 02138
          (Address of principal executive offices, including zip code)


                                 (617) 497-4500
              (Registrant's telephone number, including area code)


                   This document contains a total of 6 pages.


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Item 5. Other Events.
        ------------

On June 27, 1996 BioSafe International, Inc. announced the completion of a private placement offering at approximately $2 per share, which raised gross proceeds of approximately $6.4 million.

The attached pro-forma consolidated balance sheet as of May 31, 1996 and pro-forma statement of operations for the period ending May 31, 1996 gives effect to the offering as if it was completed on May 31, 1996.

The Company believes that this information is relevant to update the Company's current financial condition and is deemed to be of importance to security holders.


Item 7. Financial Statements and Exhibits
        ---------------------------------

        Financial Statements

               The May 31, 1996 pro-forma financial statements of BioSafe International are included on pages 3 to 6.


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                                   SIGNATURES


         Pursuant to the requirements of the Securities and Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                     BIOSAFE INTERNATIONAL, INC.


Date: June 27, 1996                  By: /s/ Robert Rivkin
                                         -----------------
                                         Vice President, Chief Financial Officer
                                         and Secretary


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





                           BIOSAFE INTERNATIONAL, INC.


                           PRO-FORMA BALANCE SHEET AND
                             STATEMENT OF OPERATIONS
                                   (UNAUDITED)


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

BIOSAFE INTERNATIONAL, INC.


PRO-FORMA CONSOLIDATED BALANCE SHEET
MAY 31, 1996

               ASSETS                                        5/31/96
               ------                                      Consolidated          -- pro-forma entries --      Pro-forma
                                                          --------------                                      ---------
                                                            (Unaudited)
Current Assets:
      Cash                                                 $    588,085  a)    $5,820,000                   $  6,408,085
      Accounts and notes receivable, net                      1,221,372                                        1,221,372
      Prepaid expenses and other current assets                 235,109                                          235,109
                                                           ------------        ----------     ----------    ------------
            Total current assets                              2,044,566         5,820,000                      7,864,566

Property held for re-sale                                       452,500                                          452,500
Restricted cash                                                 187,500                                          187,500
Due from former employees                                       497,193                                          497,193
Investment in affiliate                                          23,919                                           23,919
Property, plant and equipment (net)                          14,400,597                                       14,400,597
Prepaid consulting                                              556,250                                          556,250
Deferred financing                                            1,128,589                                        1,128,589
Other assets  - security deposits                               111,422                                          111,422
                                                           ------------        ----------     ----------    ------------

            Total assets                                   $ 19,402,537        $5,820,000                   $ 25,222,537
                                                           ============        ==========     ==========    ============


        LIABILITIES AND STOCKHOLDERS EQUITY (DEFICIT)
        ---------------------------------------------

Current liabilities
      Current portion of long term debt and notes payable  $  1,530,870                                     $  1,530,870
      Accounts payable                                        1,574,053                                        1,574,053
      Accrued expenses                                        1,333,283                                        1,333,283
      Restructuring and discontinued operations                 794,128                                          794,128
        Income and franchise taxes payable                       25,000                                           25,000
                                                           ------------        ----------     ----------    ------------
            Total current liabilities                         5,257,334                                        5,257,334

Deferred income taxes                                                --                                               --
Long term debt and notes payable                             12,000,950                                       12,000,950
Landfill closure costs                                        1,500,000                                        1,500,000
                                                           ------------        ----------     ----------    ------------
            Total liabilities                                18,758,284                                       18,758,284
                                                           ------------        ----------     ----------    ------------

Minority  interest                                            1,040,895                                        1,040,895
                                                           ------------        ----------     ----------    ------------

Stockholders' equity (deficit):
   Common stock, $.001 par value. Authorized
     100,000,000 shares; 11,759,254 shares issued
     and outstanding as at May 31, 1996                          11,759                  a)   $    3,300          15,059
     (15,059,254 shares pro-forma)
Additional paid-in capital                                   12,716,057                  a)    5,816,700      18,532,757
Deficit accumulated during development stage                (13,124,458)                                     (13,124,458)
                                                           ------------        ----------     ----------    ------------
            Total stockholders equity                          (396,642)                       5,820,000       5,423,358
                                                           ------------        ----------     ----------    ------------

            Total liabilities and stockholders equity      $ 19,402,537                       $5,820,000    $ 25,222,537
                                                           ============        ==========     ==========    ============

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
\


BIOSAFE INTERNATIONAL, INC.


PRO-FORMA CONSOLIDATED STATEMENT OF INCOME
MAY 31, 1996
                                                            5/31/96                                   Proforma
                                                         Consolidated    -- proforma entries --       Statement
                                                        --------------                                ---------

Revenues                                               $   640,894                                  $   640,894

Cost of landfill
operations:
Operating expenses                                         315,486                                      315,486
Depreciation                                                74,498                                       74,498
                                                       -----------                                  -----------
     Total costs of landfill operations                    389,984                                      389,984
                                                       -----------                                  -----------

     Gross Profit                                          250,910                                      250,910


Selling, General and Administrative expenses             1,423,166                                    1,423,166
Amortization of prepaid consulting fees                    278,125                                      278,125
Restructuring                                              250,000                                      250,000
                                                       -----------                                  -----------

     Net Income (loss) from operations                  (1,700,381)                                  (1,700,381)
                                                       -----------                                  -----------


Other income (expenses):
     Interest income                                        78,890                                       78,890
     Interest expense & financing costs                   (471,001)                                    (471,001)
     Other income and losses                                14,710                                       14,710
     Equity in loss of affiliate                           (30,000)                                     (30,000)
                                                       -----------                                  -----------

            Total other income (expenses)                 (407,401)                                    (407,401)
                                                       -----------                                  -----------

     Income (loss) before income taxes, minority
     interest and discontinued operations               (2,107,782)                                  (2,107,782)

Federal and state income taxes                              30,125                                       30,125
                                                       -----------                                  -----------

     Net income (loss) before minority interest
     and discontinued operations                        (2,137,907)                                  (2,137,907)

Minority Interest                                            3,216                                        3,216
                                                       -----------                                  -----------

     Income (loss) from continuing operations           (2,134,690)                                  (2,134,690)

     Discontinued Operations Loss                       (1,662,453)                                  (1,662,453)
                                                       -----------                                  -----------
     Net Income (loss)                                 $(3,797,143)                                 $(3,797,143)
                                                       ===========                                  ===========


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


BIOSAFE INTERNATIONAL, INC.


PRO-FORMA ADJUSTMENTS
MARCH 31, 1996
                                                                   DR.              CR.


PRO-FORMA ENTRY a)
- ------------------
CASH                                                             $5,820,000
COMMON STOCK                                                                       $    3,300
APIC                                                                               $5,816,700
(TO RECORD THE RAISING OF GROSS PROCEEDS OF $6,411,000
NET OF APPROXIMATELY 9% OFFERING EXPENSES)



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